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                                UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

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                                   FORM 8-K

                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


     Date of report (date of earliest event reported): SEPTEMBER 24, 2003

                            WCI COMMUNITIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

        DELAWARE                    1-9186                      59-2857021
(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)           Identification Number)

       24301 WALDEN CENTER DRIVE,
       BONITA SPRINGS, FLORIDA 34134                             34134
 (Address of Principal Executive Office)                       (Zip Code)

      Registrant's telephone number, including area code: (239) 947-2600


                                NOT APPLICABLE

        (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

SENIOR SUBORDINATED NOTES OFFERING

     WCI Communities, Inc. announced on September 24, 2003 that it planned to offer $125,000,000 Senior Subordinated Notes due 2013 in a private placement. WCI Communities, Inc. intends to use the proceeds from the offering to repay a portion of the outstanding balance of its senior unsecured revolving credit facility and for general corporate purposes.

     The Senior Subordinated Notes have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              (c)     Exhibits

Exhibit   Title
Number

99.1      Press Release relating to Announcement of Senior Subordinated Notes
          Offering






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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              WCI COMMUNITIES, INC.



Date:  September 24, 2003                     By:/s/ Vivien N. Hastings
                                                 --------------------------
                                                 Name:  Vivien N. Hastings
                                                 Title: Senior Vice President